UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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Altria Group, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ALTRIA GROUP, INC. 6601 W. BROAD STREET RICHMOND, VA 23230-1723	Your Vote Counts! ALTRIA GROUP, INC. 2021 Annual Meeting May 20, 2021 9:00 a.m., Eastern Time Vote by May 19, 2021 11:59 p.m., Eastern Time

D30523-TBD

You invested in ALTRIA GROUP, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the 2021 Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 20, 2021.

Get informed before you vote
View the Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2020 online OR you can receive a free paper or email copy of the materials by requesting prior to May 6, 2021. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Meeting Information
The company will be hosting the 2021 Annual Meeting solely via the Internet. You are entitled to participate in the virtual meeting if you were a shareholder of record as of the close of business on March 29, 2021. To attend and participate in the meeting, please visit www.virtualshareholdermeeting.com/ALTRIA2021 and enter the 16-digit control number identified in the box below.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the 2021 Annual Meeting* May 20, 2021 9:00 a.m., Eastern Time
Virtually at: www.virtualshareholdermeeting.com/ALTRIA2021

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends
1.	Election of Directors
	1a.	John T. Casteen III	For
	1b.	Dinyar S. Devitre	For
	1c.	William F. Gifford, Jr.	For
	1d.	Debra J. Kelly-Ennis	For
	1e.	W. Leo Kiely III	For
	1f.	Kathryn B. McQuade	For
	1g.	George Muñoz	For
	1h.	Mark E. Newman	For
	1i.	Nabil Y. Sakkab	For
	1j.	Virginia E. Shanks	For
	1k.	Ellen R. Strahlman	For
2.	Ratification of the Selection of Independent Registered Public Accounting Firm		For
3.	Non-Binding Advisory Vote to Approve the Compensation of Altria’s Named Executive Officers		For
4.	Shareholder Proposal - Review and Report on Underage Tobacco Prevention Policies and Marketing Practices		Against
5.	Shareholder Proposal - Disclosure of Lobbying Policies and Practices		Against

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D30524-TBD